Exhibit 10.6

FIRST AMENDMENT TO AND REAFFIRMATION OF ENVIRONMENTAL COMPLIANCE AND INDEMNITY AGREEMENT

This FIRST AMENDMENT TO AND REAFFIRMATION OF ENVIRONMENTAL COMPLIANCE AND INDEMNITY AGREEMENT (this “Amendment”), is made as of the 28th day of June, 2004, by and between 830 WINTER STREET LLC, a Delaware limited liability company (“Borrower”), PRAECIS PHARMACEUTICALS INCORPORATED, a Delaware corporation (“Guarantor”), each having an address at 830 Winter Street, Waltham, Massachusetts 02451 and Anglo Irish Bank Corporation PLC, with an address at 84 State Street, Boston, Massachusetts 02109 (“Lender”).  The Borrower and the Guarantor are sometimes referred to in this Amendment collectively as the “Indemnitors”.

W I T N E S S E T H:

Reference is hereby made to the following facts:

A.                                   Lender has made that certain Loan (the “Loan”) to the Borrower, which Loan is secured by certain real property and improvements located at 830 Winter Street in Waltham, Middlesex County, Massachusetts (the “Property”).  In connection therewith, the Borrower executed and delivered to the Lender (or caused to be executed and delivered to the Lender), among other things, the following (collectively, together with all other documents and instruments heretofore executed and delivered in connection with the Loan, and all amendments and modifications thereto, the “Existing Loan Documents”):

1.                                       That certain Acquisition and Construction Loan Agreement (the “Original Loan Agreement”), dated as of July 11, 2000, between the Borrower and the Lender;

2.                                       That certain Promissory Note (the “Original Note”), dated as of July 11, 2000, made by the Borrower, payable to the order of the Lender, in the original principal amount of $33,000,000.00;

3.                                       That certain Construction Mortgage and Security Agreement (the “Original Mortgage”), dated as of July 11, 2000, from the Borrower, as mortgagor, to the Lender, as mortgagee, filed with the Middlesex South Registry District of the Land Court (the “Land Court”) as Document No. 1144043;

4.                                       That certain Assignment of Leases and Rents (the “Original Assignment of Leases”), dated as of July 11, 2000, from the Borrower, as assignor, to the Lender, as assignee, filed with the Land Court as Document No. 1144044;

5.                                       That certain Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “Original Collateral Assignment of Contracts, Licenses and Permits”), dated as of July 11, 2000, made by the Borrower in favor of the Lender;

6.                                       That certain Guaranty of Costs and Completion (the “Costs and Completion Guaranty”) dated as of July 11, 2000, made by the Guarantor in favor of Lender;

7.                                       That certain Guaranty of Non-Recourse Exceptions (the “Original Non-Recourse Exceptions Guaranty”) dated as of July 11, 2000, made by Guarantor in favor of Lender;

8.                                       That certain Environmental Compliance and Indemnity Agreement (the “Original Environmental Indemnity”), dated as of July 11, 2000, made jointly and severally by the Borrower and the Guarantor in favor of the Lender;

9.                                       Those certain UCC-1 Financing Statements (collectively, the “Original UCC-1 Financing Statements”) filed with the Secretary of State of Massachusetts and with the Land Court as Document No. 11044045; and

10.                                 Certain other collateral security documents.

B.                                     Prior to the date hereof, Project Completion has been achieved, the Loan has been fully funded by the Lender to the Borrower and the Initial Term has been extended to July 30, 2004 in accordance with the terms of the Loan Documents.

C.                                     Lender and Borrower have agreed to further extend the maturity date of the Loan and to modify and amend the Loan in certain respects.  In connection therewith the Borrower, the Lender and the Guarantor, as applicable, have agreed as follows: (i) to modify and amend the Original Environmental Indemnity pursuant to this Amendment; (ii) to modify and amend the Original Loan Agreement, pursuant to that certain First Amendment to Acquisition and Construction Loan Agreement (the “First Loan Agreement Amendment”), of even date herewith; (iii) to modify and amend the Original Mortgage pursuant to that certain First Amendment to Construction Mortgage and Security Agreement (the “First Mortgage Amendment”), of even date herewith; (iv) to modify and amend the Original Assignment of Leases, pursuant to that certain First Amendment to Assignment of Leases and Rents (the “First Assignment of Leases Amendment”), of even date herewith; (v) to modify, amend and reaffirm the Original Collateral Assignment of Contracts, Licenses and Permits pursuant to that certain First Amendment to Collateral Assignment and Security Agreement in respect of Contracts, Licenses and Permits (the “First Collateral Assignment of Contracts, Licenses and

Permits Amendment”), of even date herewith; (vi) to modify, amend and reaffirm the Original Non-Recourse Exceptions Guaranty, pursuant to that certain First Amendment to and Reaffirmation of Guaranty of Non-Recourse Exceptions (the “First Non-Recourse Exceptions Guaranty Amendment”), of even date herewith; (vii) to modify, amend and reaffirm the Original Note, pursuant to that certain First Amendment and Allonge to Note Agreement (the “First Note Amendment”), of even date herewith; (viii) to modify the Original UCC-1 Financing Statements pursuant to UCC-3 Financing Statements and to file a new UCC-1 Financing Statement with the Secretary of the State of Delaware (collectively, the “Financing Statement Amendments”) of even date herewith.  This Amendment, the First Loan Agreement Amendment, the First Mortgage Amendment, the First Assignment of Leases Amendment, the First Collateral Assignment of Contracts, Licenses and Permits Amendment, the First Non-Recourse Exceptions Guaranty Amendment, the First Note Amendment, the Financing Statement Amendments, together with all other documents and instruments being executed concurrently herewith, are referred to herein collectively as the “Amendment Documents.”

D.                                    The Original Environmental Indemnity, as modified, amended and reaffirmed by this Amendment, is hereinafter referred to as the “Environmental Indemnity.”  All capitalized words and phrases used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Original Loan Agreement.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the Indemnitors and the Lender hereby agree as follows:

1.                                       The Indemnitors hereby consent to the execution and delivery of the Amendment Documents and acknowledge and agree that the entering into and performance by the parties thereunder shall in no way impair, limit, detract or derogate from the obligations and liabilities of the Indemnitors pursuant to the Environmental Indemnity.

2.                                       All references in the Environmental Indemnity to the Note shall be deemed to refer to the Original Note, as amended by the First Note Amendment; all references in the Environmental Indemnity to the Security Deed shall be deemed to refer to the Original Mortgage as amended by the First Mortgage Amendment; all references in the Environmental Indemnity to the Assignment of Leases shall be deemed to refer to the Original Assignment of Leases as amended by the First Assignment of Leases Amendment; all references in the Environmental Indemnity to the Loan Agreement shall be deemed to refer to the Original Loan Agreement, as amended by the First Loan Agreement Amendment; and all references in the Environmental Indemnity to the Loan Documents shall be deemed to refer to the Existing Loan Documents, as modified, amended and supplemented by the Amendment Documents.

3.                                       The Indemnitors represent and warrant that neither of them have any  claims, defenses, counterclaims or set-offs against Lender in connection with the Loan, nor any basis for any such claim, defense, counterclaim or set-off.  All of the warranties, representations and covenants of the Indemnitors contained in the Original Environmental Indemnity are hereby remade, reaffirmed and ratified as of the date hereof.

4.                                       Except as expressly set forth herein, the Original Environmental Indemnity and all of the terms, conditions and provisions thereof, shall remain unaltered and unmodified and in full force and effect.

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IN WITNESS WHEREOF, each of the Lender and the Indemnitors have caused this Amendment to be executed as an instrument under seal, as of the date set forth above, by the duly authorized representatives thereof.

BORROWER:

830 WINTER STREET LLC,
a Delaware limited liability company

By:	Praecis Pharmaceuticals Incorporated, a Delaware corporation, its sole member

By:	/s/ Kevin F. McLaughlin	(seal)
Name:
	Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

GUARANTOR:

PRAECIS PHARMACEUTICAL INCORPORATED, a Delaware corporation

By:	/s/ Kevin F. McLaughlin	(seal)
Name:
	Title:	Exec. V.P. and C.F.O.
Hereunto duly authorized

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LENDER:

ANGLO IRISH BANK CORPORATION PLC

By:	/s/ Paul Doyle	(seal)
	Name:	Paul Doyle
	Title:	Vice President
Hereunto duly authorized